Exhibit 10.21

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment (this “Amendment”) to the Employment Agreement is dated as of October 18, 2022 and is entered into by and between Syra Health Corp., a Delaware corporation (the “Corporation”), and Sandeep Allam (the “Employee”). All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Employment Agreement (as defined herein).

WHEREAS, on February 29, 2022, the Corporation entered into an employment agreement with the Employee (the “Employment Agreement”); and

WHEREAS, the Corporation and the Employee desire to amend the Employment Agreement as set forth herein.

NOW THEREFORE, in consideration of the above, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Section 8(c) of the Employment Agreement is amended and restated in its entirety as follows:

(c) Intentionally Omitted.

2.	This Amendment shall be for the benefit of and be binding upon, the parties hereto and their respective successors and assigns. Except as amended hereby, the terms and provisions of the Employment Agreement shall remain in full force and effect, and the Employment Agreement is in all respects ratified and confirmed. On and after the date of this Amendment, each reference in the Employment Agreement to the “Agreement”, “hereinafter”, “herein”, “hereinafter”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the Employment Agreement as amended by this Amendment. This Amendment shall be construed, enforced, and governed under the internal laws of the State of Indiana, without giving effect to any choice of law provision or rule of any other jurisdiction. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Amendment transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first indicated above.

SYRA HEALTH CORP.

By:	/s/ Deepika Vuppalanchi
Name: Deepika Vuppalanchi
Title: Chief Executive Officer

EMPLOYEE

/s/ Sandeep Allam
Sandeep Allam